Exhibit 10.32

Schedule to Officer Severance Agreement

The following is a list of our officers who are party to the company’s Officer Severance Agreement, the form of which was filed as an exhibit to the company’s Quarterly Report on Form 10-Q for the period ending 3/25/2006:

Glenn Muir

David Brady